Exhibit 10.1

NOTE CONVERSION AGREEMENT

THIS NOTE CONVERSION AGREEMENT (this “Agreement”) is entered into as of May 9, 2019, by and among SHARPSPRING, INC., a Delaware corporation (the “Company”), SHSP HOLDINGS, LLC, a Delaware limited liability company (“SHSP Holdings”) and EVERCEL HOLDINGS, LLC, a Delaware limited liability company and an affiliate of SHSP Holdings, LLC (“Evercel,” and together with SHSP Holdings, the “Investor”).

B A C K G R O U N D :

A.           On March 28, 2018, pursuant to a Convertible Note Purchase Agreement (the “Note Purchase Agreement”) between the Company and SHSP Holdings, the Company issued to SHSP Holdings a Convertible Promissory Note in the principal amount of $8,000,000 (the “Note”), which is convertible upon the terms and conditions set forth therein into shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”).

B.           On March 28, 2018, concurrently and in connection with the execution of the Note Purchase Agreement, the Company, SHSP Holdings and Evercel entered into an Investors’ Rights Agreement (the “Investors’ Rights Agreement”) setting forth certain rights and obligations of the parties thereto relating to the ownership by SHSP Holdings of the Note, the shares of Common Stock issued or issuable upon conversion of the Note, and certain other shares of Common Stock owned or beneficially owned by the Investor.

C.           SHSP Holdings desires to convert the Note into shares of Common Stock upon the terms of and subject to the conditions set forth in this Agreement.

D.           The Board of Directors of the Company (the “Board”) has determined that it is fair to and in the best interests of the Company and its stockholders to enter into this Agreement with respect to the conversion by SHSP Holdings of the Note into shares of Common Stock upon the terms of and subject to the conditions set forth in this Agreement.

A G R E E M E N T :

NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1. Conversion of the Note.

(a) Subject to the terms and conditions of this Agreement, effective May 9, 2019 (the “Conversion Date”), the Note shall be converted (the “Conversion”) into 1,241,635 shares of Common Stock (the “Conversion Shares”).

(b) Promptly (and in any event, within ten (10) business days) after the Conversion Date, the Company shall cause its transfer agent to issue and promptly deliver to Investor, at no cost to Investor, one or more stock certificates registered in the name of SHSP Holdings evidencing the Conversion Shares.

2. Effect of Conversion and Delivery of Conversion Shares. The parties to this Agreement hereby acknowledge and agree as follows:

(a)           Effective as of the Conversion, SHSP Holdings shall be deemed to be the holder of record of the Conversion Shares, regardless of when the Conversion Shares are actually issued and delivered to SHSP Holdings in accordance with Section 1(b) of this Agreement.

(b)           Effective as of the Conversion, (i) the Note shall be deemed to have been converted into the Conversion Shares, and any interest in any amount shall cease to accrue or be payable with respect to the Note, and (ii) SHSP Holdings shall cease to be a holder of any Notes, and the Note shall cease to be outstanding, for purposes of Sections 2, 3 and 4 of the Investors’ Rights Agreement.

(c)           Effective as of the issuance and delivery of the Conversion Shares to SHSP Holdings in accordance with Section 1(b) of this Agreement, the Note shall be canceled and terminated in its entirety and of no further force and effect, and any and all indebtedness and other obligations of the Company under the Note shall be fully performed and discharged, and any and all claims or rights of SHSP Holdings or its affiliates thereunder shall be fully and finally extinguished and released.

(d)           The respective rights and obligations of the parties with respect to the Conversion Shares shall be governed under the Investors’ Rights Agreement. The parties acknowledge that the Conversion Shares shall be “Registrable Securities” as such term is defined in the Investors’ Rights Agreement.

3.
Investor Board Representation. The parties acknowledge and agree that, effective as of the Conversion, the Investor shall cease to have any right to designate any person for election to the Board. Concurrently with the execution of this Agreement, the Investor shall cause Daniel C. Allen to submit to the Company an undated letter of resignation substantially in the form attached hereto as Exhibit A, which resignation may be accepted by the Board at any such time as it may determine in its sole discretion and will be effective immediately upon such acceptance. The Company will provide notice to Mr. Allen promptly after any acceptance of such resignation.

4.
Request for Registration. The parties acknowledge and agree that, contemporaneous with the execution of this Agreement, Investor hereby requests pursuant to Section 1.2(a) of the Investors’ Rights Agreement that the Company register under the Securities Act of 1933, as amended (the “Securities Act”), for resale pursuant to Rule 415 under the Securities Act, all of the Conversion Shares, as well as all shares of Common Stock beneficially owned by the Investor as of the date of this Agreement, in accordance with the terms of the Investors’ Rights Agreement.

5.
Representations and Warranties.

(a)
The Company represents and warrants to the Investor as follows:

(i)           The Company has the requisite corporate power and authority to execute this Agreement, to issue the Conversion Shares pursuant hereto, and to perform its obligations under this Agreement.

(ii)           The execution and delivery of this Agreement has been duly and validly authorized by the Company’s Board of Directors and no further consent or authorization is required by the Company, its Board of Directors or its stockholders in connection therewith.

(iii)           This Agreement has been duly and validly executed and delivered by the Company and constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors’ rights and remedies. The Conversion Shares, when issued in accordance with the terms of this Agreement, will be validly issued, fully-paid and non-assessable.

(iv)           The Board has taken all such actions as are necessary and appropriate to approve, for purposes of Section 16(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the disposition and cancellation or deemed disposition and cancellation of the Note and the acquisition by the Investor of the Conversion Shares pursuant to the terms of this Conversion Agreement and to cause such dispositions, cancellations and/or acquisitions to be exempt under Rule 16b-3 promulgated under the Exchange Act.

(b)
The Investor represents to the Company that the Investor has the requisite power and authority to enter into this Agreement and to perform its obligations under this Agreement. The execution and delivery by Investor of this Agreement has been duly and validly authorized by Investor’s governing body and no further consent or authorization is required. This Agreement has been duly and validly executed and delivered by the Investor and constitutes a valid and binding obligation of Investor, enforceable against Investor in accordance with its terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors’ rights and remedies.

6.
Restriction on Transfer. SHSP Holdings acknowledges that issuance of the Conversion Shares will not be registered under the Securities Act of 1933 or registered or qualified under any applicable state securities laws in reliance upon exemptions from such registration and qualification requirements. Accordingly, a legend in substantially the following form shall be affixed to the Conversion Shares:

THE ISSUANCE OF THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR REGISTERED OR QUALIFIED UNDER ANY APPLICABLE STATE SECURITIES LAWS IN RELIANCE ON EXEMPTIONS FROM SUCH REGISTRATION AND QUALIFICATION REQUIREMENTS. THIS SECURITY MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE WITH ALL APPLICABLE FEDERAL AND STATE SECURITIES LAWS.

7.
Miscellaneous.

 (a)           Return of Note. SHSP Holdings hereby covenants to return the original Note to the Company as promptly as possible, but in no event more than five (5) business days, following the date on which the Conversion Shares are issued and transmitted to SHSP Holdings by the Company in accordance with Section 1(b) hereof.

(b)           Governing Law. This Agreement shall be governed by and construed in accordance with laws of the State of Delaware, without giving effect to any choice of law or conflict of laws rules or provisions.

(c)           Amendment and Waiver. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), and this Agreement may be terminated, only with the written consent of all of the parties hereto.

 (d)           Entire Agreement. This Agreement, the Investors’ Rights Agreement, the Note and the Note Purchase Agreement constitute the entire agreement among the parties relative to the specific subject matter hereof and thereof and supersede any and all previous agreements among the parties or any of them relative to the specific subject matter hereof and thereof.

(e)           Notices. All notice or other communication required or permitted to be given under this Agreement shall be in writing and shall be given by (i) personal delivery, which notice shall be effective when actually delivered, (ii) private overnight courier, which notice shall be effective on the day of delivery, (iii) by facsimile or electronic mail, which notice shall be effective upon confirmation of transmission, or (iv) certified or registered mail, which notice shall be effective three business days after being deposited in the mail, postage prepaid. Any such notice, to be valid, must be addressed (x) if sent to the Company, to the Company’s principal executive offices, and (y) if sent to SHSP Holdings or to Evercel Holdings, at such party’s notice address, facsimile number or electronic mail address set forth on the signature page to this Agreement or to such other address as such Investor has specified by prior written notice to the other parties hereto after the date hereof.

(f)           Counterparts. This Agreement may be executed in two or more counterparts (including by means of facsimile or electronically scanned copies), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(g)           Successors and Assigns. This Agreement may not be assigned by any party hereto without the prior written consent of the other parties. Subject to the foregoing, this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

 (h)           No Third Party Beneficiaries. This Agreement shall not confer any rights or remedies upon any person or entity other than the parties hereto and their respective successors and permitted assigns.

(i)           Specific Performance. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed by them in accordance with the terms hereof and that each party shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or equity.

[Signature page follows]

IN WITNESS WHEREOF, the undersigned have duly executed and delivered this Note Conversion Agreement as of the date first above written.

SHARPSPRING, INC.

By: /s/ Richard Carlson
Name: Richard Carlson
Title: CEO

THE INVESTORS:

SHSP HOLDINGS, LLC

By: /s/ Daniel Allen
Name: Daniel Allen
Title: Manager

Notice address for SHSP Holdings, LLC:

228 Park Avenue South, Suite 90959
New York, New York 10003

E-mail: ___________________________________

Facsimile: 234-421-1020

EVERCEL HOLDINGS, LLC

By: /s/ Daniel Allen
Name: Daniel Allen
Title: Manager

228 Park Avenue South, Suite 90959
New York, New York 10003

E-mail: ___________________________________

Facsimile: _________________________________

EXHIBIT A

FORM OF LETTER OF RESIGNATION

RESIGNATION

I, Daniel C. Allen, hereby resign from my position as a member of the Board of Directors of SharpSpring, Inc. (the “Company”) and any subsidiary of the Company, and from any other fiduciary or other positions with each of the Company and any subsidiary of the Company, which resignation shall be effective immediately upon acceptance by the Board of Directors at any such time as it may determine in its sole discretion.

Delivery of a facsimile or portable document format signature of the undersigned shall be effective to bind the undersigned to this instrument.

IN WITNESS WHEREOF, the undersigned has executed this Resignation as of the ______ day of ___________, 2019.

_________________________________________
Daniel C. Allen